RYDEX VARIABLE TRUST

DWA Flexible Allocation Fund

DWA Sector Rotation Fund

Supplement dated November 14, 2011 to the

Prospectus dated May 1, 2011 and all supplements thereto

This Supplement provides new and additional information about the DWA Flexible Allocation Fund and DWA Sector Rotation Fund (together, the “DWA Funds”) beyond that contained in the prospectus (the “Prospectus”) listed above and should be read in conjunction with the Prospectus.

The DWA Funds are currently sub-advised and managed on a day-to-day basis by Dorsey, Wright & Associates, LLC (“Dorsey Wright”).  On or about November 14, 2011, Dorsey Wright is expected to undergo a change of control that will terminate the investment sub-advisory agreement between Dorsey Wright and Security Investors, LLC, the investment adviser to the DWA Funds (the “Advisor”).

Upon the change of control of Dorsey Wright, the Advisor will commence directly managing the DWA Funds.  The Funds will be managed by the following team of investment professionals who will each be jointly and primarily responsible for the day-to-day management of each Fund.

•                  Michael P. Byrum, CFA, Senior Vice President.  Mr. Byrum has been associated with Security Global Investors since 1993.

•                  Michael J. Dellapa, CFA, CAIA, Portfolio Manager.  Mr. Dellapa has been associated with Security Global Investors since 2000.

•                  Ryan A. Harder, CFA, Portfolio Manager.  Mr. Harder has been associated with Security Global Investors since 2004.

Dorsey Wright will no longer sub-advise the DWA Funds, but the Advisor has entered into a licensing agreement with Dorsey Wright permitting it to use the same technical models currently used in managing the DWA Funds.

The termination of Dorsey Wright as investment sub-adviser to the DWA Funds will not affect the DWA Funds’ respective investment objectives, principal investment strategies, or fees and expenses.

As a result of the changes discussed above, effective upon the termination of the Sub-Advisory Agreement, the disclosure set forth below is added to the Prospectus.

1.               Under “More Information About the Trust and the Funds — Investment Strategies,” the fifth and sixth paragraphs are deleted in their entirety and the following disclosure is added as the last paragraph in the section:

More information about Dorsey Wright, the technical models developed by Dorsey Wright, and the licensing arrangement between Dorsey Wright and the Advisor is located in the Funds’ Statement of Additional Information (“SAI”).

2.               The following section is added to the Prospectus just prior to “Additional Information”:

LICENSOR INFORMATION

The Funds are not sponsored, endorsed, sold or promoted by Dorsey, Wright & Associates, LLC (“Dorsey Wright”) nor any of its affiliates, information providers or other third parties (collectively, the “Dorsey Wright Parties”) involved in compiling, computing or creating the Dorsey Wright models used by the Funds (the “Dorsey Wright Models”).  None of the Dorsey Wright Parties have passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Funds, nor do they make any representation or warranty, express or implied, to existing or prospective shareholders of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Dorsey Wright Models and any data included therein to produce any particular performance.  The Dorsey Wright Parties’ only relationship to Security Investors, LLC (“Security Investors”) and the Funds is the licensing by Dorsey Wright of certain trademarks and trade names of Dorsey Wright and of the Dorsey Wright Models.  The Dorsey Wright Models and any data included therein is determined, composed and calculated by the Dorsey Wright Parties without regard to Security Investors and the Funds.  The Dorsey Wright Parties have no obligation to take the needs of Security Investors or the Funds or the shareholders of the Funds into consideration in determining, composing or calculating the Dorsey Wright Models.  The Dorsey Wright Parties have no obligation or liability in connection with the administration, marketing or trading of the Funds’ shares.

ALTHOUGH THE DORSEY WRIGHT PARTIES OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE DORSEY WRIGHT MODELS FROM SOURCES THEY CONSIDER RELIABLE, THE DORSEY WRIGHT PARTIES DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT MODELS.  THE DORSEY WRIGHT PARTIES MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY ANY PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT MODELS, TRADING BASED ON THE DORSEY WRIGHT MODELS, OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE FUNDS, OR FOR ANY OTHER USE. EXCEPT AS OTHERWISE EXPRESSLY AGREED WITH SECURITY INVESTORS, THE DORSEY WRIGHT PARTIES MAKE NO WARRANTIES, EXPRESS OR IMPLIED, AND HEREBY EXPRESSLY DISCLAIM ALL IMPLIED WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE, OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT MODELS OR ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE DORSEY WRIGHT PARTIES HAVE ANY LIABILITY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, EXEMPLARY OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), HOWEVER CAUSED, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Dorsey Wright Models are the exclusive property of, and the names, service marks and other marks related thereto are service marks or trademarks of, Dorsey Wright or its affiliates and have been licensed for use by Security Investors.

Please retain this Supplement for future reference.

DWA-SUP1-1011x0512

RYDEX VARIABLE TRUST

DWA Flexible Allocation Fund

DWA Sector Rotation Fund

Supplement dated November 14, 2011 to the

Statement of Additional Information dated May 1, 2011 and all supplements thereto

This Supplement provides new and additional information about the DWA Flexible Allocation Fund and DWA Sector Rotation Fund (together, the “DWA Funds”) beyond that contained in the Statement of Additional Information (the “SAI”) listed above and should be read in conjunction with the SAI.

The DWA Funds are currently sub-advised and managed on a day-to-day basis by Dorsey, Wright & Associates, LLC (“Dorsey Wright”).  On or about November 14, 2011, Dorsey Wright is expected to undergo a change of control that will terminate the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Dorsey Wright and Security Investors, LLC, the investment adviser to the DWA Funds (the “Advisor”).

Upon the change of control of Dorsey Wright, the Advisor will commence directly managing the DWA Funds.  Dorsey Wright will no longer sub-advise the DWA Funds, but the Advisor has entered into a licensing agreement with Dorsey Wright permitting it to use the same technical models currently used in managing the DWA Funds.

The termination of Dorsey Wright as investment sub-adviser to the DWA Funds will not affect the DWA Funds’ respective investment objectives, principal investment strategies, or fees and expenses.

As a result of the changes discussed above, effective upon the termination of the Sub-Advisory Agreement, the information below is added to the SAI.

1.               The following new section is added just prior to the “Investment Restrictions” section:

More Information About Dorsey, Wright, & Associates, LLC and the Funds’ Models

Dorsey, Wright & Associates, LLC (“Dorsey Wright”) is an independent and privately owned registered investment advisory firm whose business includes two areas: (i) professional management of equity portfolios for investors and (ii) investment research services for numerous broker-dealers and large institutions around the world. As of April 1, 2011, Dorsey Wright manages approximately $544 million in mutual funds, and $259 million in separately managed accounts focusing on purchasing equity securities through systematic relative strength based models. Dorsey Wright also derives income from providing index licensing, research services, investment advisory services, consulting services, and educational seminars.

Dorsey Wright developed and maintains the models used by the Advisor to help implement the Funds’ investment strategies.  The models, which are based on Dorsey Wright’s proprietary technical analysis, work by reallocating assets at different times in response to the changing patterns of returns available in the markets. Technical analysis is the method of evaluating securities by analyzing statistics generated by market activity, such as past prices, in an effort to determine probable future prices. The technical research is used to identify what is happening. This methodology allows the models to be adaptive to current market conditions.

The models rely on a number of technical indicators including, but not limited to, relative strength when making allocation decisions. The relative strength indicator is important because it adapts to the changing market conditions.  The models use relative strength as the primary technical indicator to allocate assets both within and across market segments and asset classes. Relative strength measures the historical performance of an ETF or ETP or a group of ETFs or ETPs versus the appropriate base index. When the indicator is moving up, it shows that the ETF or ETP or group of ETFs or ETPs is performing better than the appropriate base index. When the indicator is moving down, it shows that the ETF or ETP or group of ETFs or ETPs is performing worse than the appropriate base index (i.e., not rising as fast or falling faster).

In November 2011, Dorsey Wright granted a non-transferable, non-exclusive right and license to the Advisor to use the models and related trademarks in connection with the management of the Funds.  Prior to November 2011, Dorsey Wright served as the Funds’ investment sub-adviser and used the same technical models in managing the Funds’ investment programs.  In exchange for the use of the models, the Advisor has agreed to pay Dorsey Wright a monthly licensing fee that is based on each Fund’s assets under management.  Dorsey Wright retains all rights of ownership in and to the models and any related marks, and is the sole owner of all right, title and interest in and to the models and related marks.

The terms of the license are memorialized in a Subadvisory Termination and License Agreement dated November 14, 2011 between the Advisor and Dorsey Wright (the “License Agreement”).  The License Agreement is for an initial term of one year, with automatic one-year renewals thereafter.  The License Agreement may be terminated upon 60 days prior written notice by either party and on other customary termination events.

2.               The following information under the heading “Management of the Trust — Portfolio Managers” is deleted in its entirety and replaced with the following:

Portfolio Managers

This section includes information about each Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts Managed by Portfolio Managers. Including the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies(1)		Other Pooled Investment Vehicles(1)		Other Accounts(1)
Name	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Michael P. Byrum	151	$15.1 billion	1	$83.4 million	1	Less than $5 million
Michael Dellapa	151	$15.1 billion	1	$83.4 million	8	Less than $5 million
Ryan Harder	151	$15.1 billion	1	$83.4 million	6	Less than $5 million

(1)           Information provided is as of August 31, 2011.

Conflicts of Interest. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of a Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as one of the Funds.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the portfolio managers could favor one account over another. Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of a Fund. However, the Advisor has established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated.

Portfolio Manager Compensation.  The Advisor compensates each portfolio manager for his/her management of the Funds.  The portfolio managers’ compensation consists of an annual salary and the potential for two discretionary awards through a short-term and long-term incentive plan.

The Short-Term Incentive award is designed to create an annual pool funded through the retention of a percentage of revenue on those assets managed by the Investment Team.  Senior management then determines individual allocations based primarily on contribution to investment performance as well as a number of more subjective factors, including enhancements to existing products, creation of new products and concepts, support of sales, marketing and client service, and contributions to the advancement of the organization as a whole.

Certain senior portfolio managers are also incented through a Long-Term Plan which is designed to reward the portfolio managers on the growth of the business as a whole.  This pool funds over a three year time frame based upon the operating income growth of the business.  Units, which represent the percentage of the pool, are allocated over time to individuals based upon the portfolio managers’ contributions to the Company’s success as determined by management.

Fund Shares Owned by Portfolio Managers. The following table shows the dollar amount range of each portfolio manager’s “beneficial ownership” of shares of the Funds.  Dollar amount ranges disclosed are established by the SEC.  “Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act.

Portfolio Manager	Fund Name	Dollar Range of Shares Owned*
Michael P. Byrum	DWA Flexible Allocation Fund	None
	DWA Sector Rotation Fund	None
Michael Dellapa	DWA Flexible Allocation Fund	None
	DWA Sector Rotation Fund	None
Ryan Harder	DWA Flexible Allocation Fund	None
	DWA Sector Rotation Fund	None

*              Valuation date is August 31, 2011.

Please retain this Supplement for future reference.

RDWASAI-SUP1-1111x0512